FPA Global Equity ETF	FPA Short Duration Government ETF
Ticker: FPAG	Ticker: FPAS

Each a series of Investment Managers Series Trust III (the “Trust”)

Supplement dated November 26, 2024, to each currently effective

Prospectus and Statement of Additional Information (“SAI”).

Change in Distributor

Effective on or about December 6, 2024 (the “Effective Date”), Foreside Financial Group, LLC will complete its acquisition of UMB Distribution Services, LLC, the Funds’ distributor.  In connection with the acquisition, as of the Effective Date, the Funds’ distributor will change its name to Distribution Services, LLC.

As of the Effective Date, all references to UMB Distribution Services, LLC in each Fund’s Prospectus and SAI will be deleted in their entirety and replaced with references to Distribution Services, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101, 1-866-428-3525, as appropriate.

In addition, as of the Effective Date, the first paragraph under “Distributor and the Distribution Agreement” section of each Fund’s SAI will be deleted in its entirety and replaced with the following:

Distribution Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), is the distributor (also known as the principal underwriter) of the shares of the Funds and is located at Three Canal Plaza, Suite 100, Portland, ME 04101. The Distributor is a registered broker-dealer and is a member of FINRA. The Distributor is not affiliated with the Trust, the Advisor, or any other service provider for the Fund.

Please retain this Supplement with your records.

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